SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                   SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

                                 APRIL 28, 2006

                             PARADIGM HOLDINGS, INC.
               (Exact Name of Registrant as Specified in Charter)

              WYOMING                0-9154              83-0211506
   (State or other jurisdiction   (Commission          (IRS Employer
         of incorporation)        File Number)       Identification No.)

   2600 TOWER OAKS BLVD., SUITE 500, ROCKVILLE, MARYLAND    20852
          (Address of principal executive offices)        (Zip code)

                      (301) 468-1200
    Registrant's telephone number, including area code


                                 NOT APPLICABLE
          (Former Name or Former Address, If Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF PRINCIPAL OFFICERS.

      Effective April 28, 2006, Mr. Frank Jakovac, President, Chief Operating Officer and Director, has resigned from his positions with Paradigm Holdings, Inc. ("Company"). Mr. Jakovac is leaving the Company to pursue other personal and business opportunities.

      The Company has already begun a search to fill the President and Chief Operating Officer position.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

      (a)   Not applicable.

      (b)   Not applicable.

      (c)   Not applicable.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 1, 2006                   PARADIGM HOLDINGS, INC.

                                    By: /s/ Raymond Huger
                                        ----------------------------------------
                                    Name:   Raymond Huger
                                    Title:  Chairman and Chief Executive Officer


                                       2